Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus
Dated April 4, 2016
As Supplemented June 30, 2016
As Supplemented August 31, 2016
and Summary Prospectus
Dated April 4, 2016
As Supplemented August 31, 2016

Chautauqua Global Growth Fund
Chautauqua International Growth Fund

The following disclosure is added after the first paragraph under the “Chautauqua Global Growth Fund—Principal Risks—Foreign Securities Risks” and “Chautauqua International Growth Fund—Principal Risks—Foreign Securities Risks” sections of the Prospectus and Summary Prospectus:

In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”   There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.   Geopolitical events, including those in Ukraine and the Middle East, may cause market disruptions.  It is possible that these or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

The following disclosure is added after the first paragraph under the “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings—Principal Risks—Foreign Securities Risks” section of the Prospectus:

In June 2016, the UK voted to leave the EU following the Brexit referendum.  It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Geopolitical events, including those in Ukraine and the Middle East, may cause market disruptions.  It is possible that these or other geopolitical events could have an adverse effect on the value of the Funds’ investments.

This Supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is August 31, 2016.